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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 28, 2000

                                IMH ASSETS CORP.
(as depositor under a Series 2000-1 Indenture dated as of January 28, 2000, providing for, among other things, the issuance of Collateralized Asset-Backed Bonds Series 2000-1)



                                IMH ASSETS CORP.
              -----------------------------------------------------
              (Exact name of Depositor as specified in its charter)



         CALIFORNIA                    333-60707               33-0705301
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)



           1401 Dove Street
        Newport Beach, California                               92660
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         (Address of Principal                                (Zip Code)
          Executive Offices)



Registrant's telephone number, including area code, is (949) 475-3600
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Item 2.  Acquisition or Disposition of Assets.

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  Exhibit No.               Description
                  -----------               -----------

                  3.1 Amended and Restated Trust Agreement, dated as of January 28, 2000, among IMH Assets Corp., as depositor, Wilmington Trust Company, as owner trustee and Norwest Bank Minnesota, National Association, as Certificate Registrar and
                                            Certificate Paying Agent,
                                            Collateralized Asset-Backed Bonds,
                                            Series 2000-1.

                  4.1 Indenture dated as of January 28, 2000, between Impac CMB Trust Series 2000-1, as issuer and Norwest Bank Minnesota, National Association, as indenture trustee, Collateralized
                                            Asset-Backed Bonds, Series 2000-1.

                  99.1 Servicing Agreement, dated as of January 1, 2000, between Impac Funding Corporation (formerly known as ICI Funding Corporation), as master servicer, Impac CMB Trust Series 2000-1, as issuer and Norwest Bank Minnesota, National
                                            Association, as Indenture Trustee,
                                            Collateralized Asset- Backed Bonds,
                                            Series 2000-1.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IMH ASSETS CORP.



                                             By:  /s/ Lisa Duehring
                                                 ----------------------
                                             Name:    Lisa Duehring
                                             Title:   Vice President

Dated: February 10, 2000



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                                  EXHIBIT INDEX


EXHIBIT NO.                    DESCRIPTION
-----------                    -----------

3.1 Amended and Restated Trust Agreement, dated as of January 28, 2000, between IMH Assets Corp., as depositor, Wilmington Trust Company, as owner trustee and Norwest Bank Minnesota, National Association, as Certificate Registrar and Certificate Paying Agent, Collateralized Asset-Backed Bonds, Series 2000-1.

4.1 Indenture, dated as of January 28, 2000, between Impac CMB Trust Series 2000-1, as issuer and Norwest Bank Minnesota, National Association, as indenture trustee, Collateralized Asset-Backed Bonds, Series 2000-1.

99.1 Servicing Agreement, dated as of January 1, 2000, between Impac Funding Corporation, as master servicer, Impac CMB Trust Series 2000-1, as issuer and Norwest Bank Minnesota, National Association, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2000-1.



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